Exhibit 10.1
                                                                ------------

                     INVESTMENT SUB-ADVISORY AGREEMENT

                  INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of December 21, 2001 by and among UST Private Equity Investors Fund, Inc., a Maryland corporation (the "Company"), United States Trust Company of New York, a New York bank and trust company ("UST"), U.S. Trust Company, a Connecticut state bank and trust company ("USTCT," and together with UST, the "Managing Investment Adviser") and U.S. Trust Company, N.A.("USTNA"), a national banking association.

                   WHEREAS, the Company is a closed-end, management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended;

                  WHEREAS, the Managing Investment Adviser is the investment adviser to the Company;

                  WHEREAS, the Managing Investment Adviser desires to retain USTNA to render investment sub-advisory services to the Company, and USTNA is willing to so render such services;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

                  1. Definitions. As used in this Agreement, the following terms have the meanings set forth below:

                  (a) "Board of Directors" means the board of directors of the Company;

                  (b) "Company" means UST Private Equity Investors Fund,
Inc.;

                  (c) "Disabling Conduct" means, on the part of the investment sub-adviser, any willful misfeasance, bad faith, or gross negligence in the performance of its duties owed to the Company, or reckless disregard of its obligations and duties owed to the Company;

                  (d) "Disinterested Director" has the meaning set forth in
Section 10 hereof;

                  (e) "Director" means any member of the Board of Directors;

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

                  (g) "Indemnified Person" has the meaning set forth in
Section 10 hereof;

                  (h) "Investment Company Act" means the Investment Company Act of 1940, as amended;

                  (i) "Investment Advisory Agreement" means the management agreement between the Managing Investment Adviser and the Company, as amended, dated December 9, 1994;

                  (j) "Organizational Documents" means the articles of incorporation and by-laws of the Company, each as amended from time to time;

                  (k) "Registration Statement" means the Registration Statement of the Company under the Securities Act, as amended or supplemented from time to time;

                  (l) "Securities Act" means the Securities Act of 1933, as amended;

                  (m) "Share" has the meaning set forth in the Registration Statement;

                  (n) "UST" means the United States Trust Company of New
York;

                  (o) "USTCT" means U.S. Trust Company;

                  (p) "USTNA" means United States Trust Company, N.A.

                  2. Appointment. The Managing Investment Adviser hereby appoints USTNA to act as investment sub-adviser to the Company for the period and on the terms set forth in this Agreement. USTNA accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. USTNA may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment sub-adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and
(ii) the use of an affiliate's employees does not result in an assignment of this agreement under the Investment Company Act; and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

                  3. Delivery of Documents. The Managing Investment Adviser has furnished USTNA with copies properly certified or authenticated of each of the following:

                  (a) The Organizational Documents of the Company;

                  (b) Investment Advisory Agreement;

                  (c) Resolutions of the Board of Directors authorizing the appointment of the Managing Investment Adviser as such and the execution and delivery of the Investment Advisory Agreement;

                  (d) Resolutions of the Board of Directors authorizing the appointment of the USTNA as investment sub-adviser and the execution and delivery of the Investment Advisory Agreement;

                  (e) The Registration Statement.

                  The Managing Investment Adviser will furnish USTNA from time to time with copies of all amendments of or supplements to the foregoing, if any.

                  4. Sub-Advisory Services. Subject to the supervision of the Board of Directors of the Company and the oversight of the Managing Investment Adviser, at the request of the Managing Investment Adviser, USTNA will provide a continuous investment program for the Company, including investment research and management with respect to all securities and investments of the Company. At the request of the Managing Investment Adviser, USTNA will determine what securities and other investments will be purchased, retained or sold by the Company. At the request of the Managing Investment Adviser, USTNA will perform any or all of the other duties of the Managing Investment Adviser under the Investment Advisory Agreement. USTNA will provide the services rendered by it hereunder in accordance with the Company's investment objectives and policies as stated in the Prospectus, the Company's policies and procedures and the requirements applicable to the Managing Investment Adviser under the Investment Advisory Agreement. USTNA further agrees that it:

                  (a) will conform with all applicable rules and regulations of the Securities and Exchange Commission, and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

                  (b) will not make loans for the purpose of purchasing or carrying Company Shares, or make loans to the Company;

                  (c) will place orders pursuant to its investment determinations for the Company either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and/or dealers, USTNA shall use its best efforts to obtain the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, USTNA may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Exchange Act) to or for the benefit of the Company and/or other accounts over which USTNA or any of its affiliates exercises investment discretion. USTNA is authorized to pay to a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction if USTNA determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of USTNA with respect to the accounts as to which it exercises investment discretion;

                  (d) will maintain books and records with respect to the securities and other investment transactions entered into pursuant to this Agreement and will render to the Managing Investment Adviser and the Company's Board of Directors such periodic and special reports as they may request;

                  (e) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where USTNA may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit USTNA from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

                  5. Services Not Exclusive. The investment sub-advisory services rendered by USTNA hereunder are not to be deemed exclusive, and USTNA shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

                  6. Books and Records. USTNA shall provide the Company with all records concerning USTNA's activities that the Company is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Investment Company Act which are prepared or maintained by USTNA on behalf of the Company are the property of the Company and will be surrendered promptly to the Company on request. The Company also shall comply with all reasonable requests for information by the Company's officers or Board of Directors, including information required for the Company's filings with the Securities and Exchange Commission and state securities commissions.

                  7. Expenses.

                  (a) USTNA shall furnish, at its own expense, all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. USTNA shall pay the salaries and fees of all officers and employees of the Company performing services related to USTNA's duties under this Agreement.

                  (b) It is understood that the Company will pay all of its expenses and liabilities, including all of such fees and expenses as set forth in the Investment Advisory Agreement.

                  8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Managing Investment Adviser will pay USTNA a fee or fees as may be agreed to in writing by the Managing Investment Adviser and USTNA.

                  9. Limitation of Liability of USTNA.

                  (a) USTNA hereby is notified expressly of the limitation of Directors' liability as set forth in the Organizational Documents and agrees that any obligation of the Company arising in connection with this Agreement shall be limited in all cases to the Company and its assets, and USTNA shall not seek satisfaction of any such obligation from any Director of the Company.

                  (b) USTNA shall give the Company the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of Disabling Conduct, USTNA shall not be liable to the Company or to any member of the Company or any other person for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

                  10. Indemnification. The Company will indemnify USTNA, its affiliates and each of their officers, directors, employees, members and agents (each an "Indemnified Person") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by any of them in connection with or resulting from the actions or inactions of any Indemnified Person in connection with the performance of or under this Agreement not resulting from Disabling Conduct by the respective Indemnified Person. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of Disabling Conduct; or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Person was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Directors of the Company who are not "interested persons" of USTNA ("Disinterested Directors") or (b) independent legal counsel in a written opinion. The Indemnified Person shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Limited Liability Company Act. The Indemnified Person shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of Disinterested Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  No provision of this Agreement shall be construed to protect any Indemnified Person from liability in violation of Section 17(h) or (i) of the Investment Company Act.

                  11. Effective Date; Termination; Amendments.

                  (a) This Agreement shall be effective as of the date first above written and, unless terminated sooner as provided herein, shall continue until the second anniversary of the execution of this Agreement. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either:
(i) the vote of a majority of the outstanding voting securities of the Company; or (ii) the vote of a majority of the full Board of Directors.

                  (b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Company, on 60 days' written notice to USTNA; or (ii) USTNA, on 90 days' written notice to the Company. This Agreement shall terminate immediately in the event of its assignment.

                  (c) An affiliate of USTNA may assume USTNA's obligations under this Agreement provided that: (i) the affiliate is qualified to act as an investment sub-adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of USTNA; and (iii) the assumption of USTNA's obligations by the affiliate is approved by the Board of Directors of the Company.

                  (d) This Agreement may be amended only if such amendment is approved, to the extent required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Company and by vote of a majority of the Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

                  (e) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

                  12. Notices. All notices and other communications hereunder shall be in writing or by confirm in telegram, cable, telex, or facsimile sending device. Notices shall be addressed: (a) if to USTNA, to:
U.S. Trust Company, N.A., 5 Palo Alto Square, 9th Floor, 3000 El Camino Road, Palo Alto, California 94306; (b) if to the Managing Investment Adviser, to: U.S. Trust Company, 225 High Ridge Road, Stamford, Connecticut 06905; or (c) if to the Company, to: UST Private Equity Investors Fund, Inc., 114 W. 47th Street, New York, New York 10036, Attn: David I. Fann.

                  13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with the provisions of the Investment Company Act and the regulations thereunder.

                  14. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.


                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    UST PRIVATE EQUITY INVESTORS FUND, INC.



                                    By: ____________________________________
                                        Name:  David I. Fann
                                        Title: President


                                     U.S. TRUST COMPANY OF NEW YORK



                                     By: ____________________________________
                                         Name:
                                         Title:


                                     U.S. TRUST COMPANY



                                     By: ____________________________________
                                         Name:
                                         Title:


                                     U.S. TRUST COMPANY, N.A.



                                     By: ___________________________________
                                         Name:
                                         Title: